UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

FORRESTER RESEARCH, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-21433	04-2797789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Acorn Park Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 613-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	FORR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On July 30, 2026, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2026.

Forrester believes that adjusted financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses adjusted financial information to manage its business, including use of adjusted financial results as the basis for setting targets for various compensation programs. Our adjusted presentation excludes the following, as well as their related tax effects:

Amortization of intangibles—we exclude the effect of the amortization of acquisition-related intangible assets from our adjusted results in order to more consistently present our ongoing results of operations.

Gains and losses from investments—we have consistently excluded both gains and losses related to our investment in non-marketable securities from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Credit loss expense—we have excluded the credit loss expense on the promissory note received from the sale of a product line in 2024 from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Goodwill impairment—we exclude goodwill impairment charges from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Stock-based compensation expense—we exclude stock-based compensation from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Restructuring costs—we exclude costs associated with the Company’s reductions in force and asset impairment charges associated with the Company’s reductions in office space from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 28, 2026, Neil Bradford notified the Company that he is retiring as a member of the Board of Directors, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 30, 2026 with respect to financial results for the quarter ended June 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

Date:	July 30, 2026	By:	/s/ L. Christian Finn
L. Christian Finn, Chief Financial Officer